SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report
(Date of Earliest Event Reported)
June 3, 2003

SureBeam Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-31807 (Commission File Number)	33-0921003 (I.R.S. Employer Identification No.)

9276 Scranton Rd., Suite 600
San Diego, CA 92121-1750
(Address of principal executive offices)

(858) 795-6300
(Registrant’s telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     The Audit Committee of the Board of Directors of SureBeam Corporation (referred to as “SureBeam,” “our,” or “we”) considers and selects our independent auditor. As recommended and directed by our Audit Committee, on June 3, 2003 we terminated KPMG LLP (“KPMG”) as SureBeam’s independent auditor and effective June 9, 2003, Deloitte & Touche LLP (“Deloitte & Touche”) was named as our independent auditor for the year ending December 31, 2003. KPMG was appointed the independent auditor of SureBeam on April 15, 2002, following the dismissal of Arthur Andersen LLP (“Arthur Andersen”) on April 9, 2002.

     During the year ended December 31, 2001, and the subsequent interim period through April 9, 2002, we had no disagreement with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in connection with its report, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K as promulgated by the Securities and Exchange Commission.

     Arthur Andersen’s report on our consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was that audit report qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen’s report on our consolidated financial statements for the year ended December 31, 2001 was issued on an unqualified basis in conjunction with the publication of our Annual Report to Stockholders and the filing of our Annual Report on Form 10-K.

     During the period from April 15, 2002 to June 3, 2003, we had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its report, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

     KPMG’s report on our consolidated financial statements for the year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor was that audit report qualified or modified as to uncertainty, audit scope or accounting principles. KPMG’s report on our consolidated financial statements for the year ended December 31, 2002 was issued on an unqualified basis in conjunction with the publication of our Annual Report to Stockholders and the filing of our Annual Report on Form 10-K.

     During the two most recent years ended December 31, 2002 and 2001, and the subsequent interim period through the date of this report, we did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     SureBeam provided KPMG with a copy of the foregoing disclosures. KPMG is in the process of reviewing the statements contained in this Form 8-K and we will file a letter from KPMG regarding such review when received.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SureBeam Corporation

By:	/s/ David A. Rane

David A. Rane Senior Vice President and Chief Financial Officer

Date: June 10, 2003